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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of report (Date of earliest event reported):
                       August 14, 2002 (August 14, 2002)

                               CUMULUS MEDIA INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                    000-24525                    36-4159663
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(State or other jurisdiction       (Commission                (IRS employer
     of incorporation)             File Number)             Identification No.)

   3535 Piedmont Road, Building 14, Fourteenth Floor, Atlanta, Georgia 30305
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              (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: (404) 949-0700


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ITEM 9.  REGULATION FD DISCLOSURE

         On August 14, 2002, in connection with the filing of the Form 10-Q of Cumulus Media Inc. (the "Company") for the period ended June 30, 2002 (the "Report"), Lewis W. Dickey, Jr., the Chairman, President and Chief Executive Officer, and Martin R. Gausvik, the Executive Vice President, Treasurer and Chief Financial Officer, of the Company each certified, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CUMULUS MEDIA INC.

                                    By:  /s/ Lewis W. Dickey, Jr.
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                                       Name:  Lewis W. Dickey, Jr.
                                       Title:  Chairman, President and
                                               Chief Executive Officer


Date:  August 14, 2002